        Exhibit 99.1

Porch Group Completes Formation of Porch Insurance Reciprocal Exchange and Corresponding Sale of Homeowners of America Insurance Company
SEATTLE, January 7, 2025 (BUSINESS WIRE) – Porch Group, Inc. (“Porch” or “the Company”) (NASDAQ: PRCH), a homeowners insurance and vertical software platform, today announced the completed formation of the Porch Insurance Reciprocal Exchange ("PIRE") and sale of Homeowners of America Insurance Company (“HOA”) to PIRE.
The final terms of the transaction were consistent with expectations, with Porch selling HOA to PIRE for a purchase price equal to HOA’s December 31, 2024 expected surplus1 of approximately $105 million, less the existing 2023 surplus note of $49 million and less $9 million of outstanding interest expected to be paid in 2025. This brings the total surplus notes2 held by Porch to approximately $106 million. With this transaction now complete, going forward all insurance policies, premium and related claims, as well as all HOA assets and liabilities will be owned by PIRE. Porch Group will receive commissions and fees for providing operating and other services to PIRE, which is expected to deliver more predictable and higher-margin financial results for Porch Group Shareholders.
The upcoming launch marks a pivotal milestone in Porch’s journey to build a large, highly profitable homeowners insurance company that makes the home simple. Porch differentiates by leveraging its unique property data to provide more accurate pricing and by utilizing Porch’s unique capabilities to tailor solutions for homebuyers. With PIRE now in place, Porch plans to scale insurance written premiums.
“We are thrilled to announce the formation of the Porch Insurance Reciprocal Exchange, a transformative step in our journey to redefine the homeowner experience while enhancing profitability for Porch shareholders,” said Matt Ehrlichman, Chief Executive Officer. “This is just the beginning of an exciting new chapter. We look forward to delivering exceptional value to our stakeholders and continuing to innovate in the homeowners insurance industry.”
1.HOA’s expected surplus of $105 million as at December 31, 2024 is based on Company’s best estimate to facilitate the transaction closing.
2.A surplus note is a subordinated financial instrument that pays an interest-bearing coupon with excess surplus generated by the Reciprocal.
About Porch Group
Porch Group, Inc., ("Porch") is a new kind of homeowners insurance company. Porch's strategy to win in homeowners insurance is to deploy leading vertical software solutions in select home-related industries, provide the best services for homebuyers including important moving services, leverage unique data for advantaged underwriting, and provide more protection for policyholders.
To learn more about Porch, visit ir.porchgroup.com.
Investor Relations Contact:
Lois Perkins, Head of Investor Relations
Porch Group, Inc.
Loisperkins@porch.com

Forward-Looking Statements
Certain statements in this release may be considered forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning our financial outlook, guidance, and targets possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. Forward-looking statements in this presentation include expectations regarding whether the reciprocal will deliver more predictable and higher-margin financials for Porch and plans to scale insurance operations. These statements may be preceded by, followed by, or include the words “believe,” “estimate,” “expect,” “project,” “forecast,” “may,” “will,” “should,” “seek,” “plan,” “scheduled,” “anticipate,” “intend,” or similar expressions.
Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. Unless specifically indicated otherwise, the forward-looking statements in this release do not reflect the potential impact of any future transactions that have not been completed as of the date of this filing, including the licensure and formation of the reciprocal, the sale of our insurance carrier subsidiary, Homeowners of America Insurance Company (“HOA”), to the reciprocal, and the commencement of the reciprocal’s operations. You should understand that the following important factors, among others, could affect our future results and could cause those results or other outcomes to differ materially from those expressed or implied in our forward-looking statements:
(1) expansion plans and opportunities, and managing growth, to build a consumer brand;
(2) the incidence, frequency, and severity of weather events, extensive wildfires, and other catastrophes;
(3) economic conditions, especially those affecting the housing, insurance, and financial markets;
(4) expectations regarding revenue, cost of revenue, operating expenses, and the ability to achieve and maintain future profitability;
(5) existing and developing federal and state laws and regulations, including with respect to insurance, warranty, privacy, information security, data protection, and taxation, and management’s interpretation of and compliance with such laws and regulations;
(6) our reinsurance program, which includes the use of a captive reinsurer, the success of which is dependent on a number of factors outside management’s control, along with reliance on reinsurance to protect against loss;
(7) the possibility that a decline in our share price would result in a negative impact to our insurance carrier subsidiary’s, Homeowners of America Insurance Company (“HOA”), surplus position and may require further financial support to enable HOA to meet applicable regulatory requirements and maintain financial stability rating;
(8) the uncertainty and significance of the known and unknown effects on our insurance carrier subsidiary, Homeowners of America Insurance Company (“HOA”), and us due to the termination of a reinsurance contract following the fraud committed by Vesttoo Ltd. (“Vesttoo”), including, but not limited to, the outcome of Vesttoo’s Chapter 11 bankruptcy proceedings; our ability to successfully pursue claims arising out of the fraud, the costs associated with pursuing the claims, and the timeframe associated with any recoveries; HOA's ability to obtain and maintain adequate reinsurance coverage against excess losses; HOA’s ability to stay out of regulatory supervision and maintain its financial stability rating; and HOA’s ability to maintain a healthy surplus
(9) uncertainties related to regulatory approval of insurance rates, policy forms, insurance products, license applications, acquisitions of businesses, or strategic initiatives, including the reciprocal restructuring, and other matters within the purview of insurance regulators (including the discount associated with the shares contributed to HOA);
(10) our ability to successfully operate its businesses alongside a reciprocal exchange;
(11) our ability to implement our plans, forecasts and other expectations with respect to the reciprocal exchange business after the completion of the formation and to realize expected synergies and/or convert policyholders from its existing insurance carrier business into policyholders of the reciprocal exchange;
(12) potential business disruption following the formation of the reciprocal exchange;
(13) reliance on strategic, proprietary relationships to provide us with access to personal data and product information, and the ability to use such data and information to increase transaction volume and attract and retain customers;
(14) the ability to develop new, or enhance existing, products, services, and features and bring them to market in a timely manner;
(15) changes in capital requirements, and the ability to access capital when needed to provide statutory surplus;
(16) our ability to timely repay our outstanding indebtedness;
(17) the increased costs and initiatives required to address new legal and regulatory requirements arising from developments related to cybersecurity, privacy, and data governance and the increased costs and initiatives to protect against data breaches, cyber-attacks, virus or malware attacks, or other infiltrations or incidents affecting system integrity, availability, and performance;
(18) retaining and attracting skilled and experienced employees;
(19) costs related to being a public company; and
(20) other risks and uncertainties discussed in Part II, Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as those discussed in Part II, Item 1A, “Risk Factors,” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 and in subsequent reports filed with the Securities and Exchange Commission (“SEC”), all of which are available on the SEC’s website at www.sec.gov.
We caution you that the foregoing list may not contain all the risks to forward-looking statements made in this release.
You should not rely upon forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this release primarily on our current expectations and projections about future events and trends we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors, including those described above and elsewhere in this release. We disclaim any obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.